THRIVENT MUTUAL FUNDS

Supplement to Class A and B Shares

Prospectus dated February 29, 2008

with respect to

Thrivent Municipal Bond Fund

The Class A and B Shares Prospectus, as it relates to the Thrivent Municipal Bond Fund, is amended on page 77 (Shareholder Fees table under the heading “Fees and Expenses”) to reflect the fact that:

For the month of May 2008, the 4.50% maximum sales charge (load) imposed on purchases (as a percentage of the offering price) of Class A shares of this Fund will be temporarily waived.

The date of this Supplement is March 31, 2008

Please include this Supplement with your Prospectus

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